UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2019

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-10898 (Commission File Number)	41-0518860 (IRS Employer Identification No.)

485 Lexington Avenue New York, New York (Address of principal executive offices)	10017 (Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, without par value	TRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On May 22, 2019, the shareholders of The Travelers Companies, Inc. (the “Company”) approved an amendment to The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan (the “2014 Stock Incentive Plan”) at the Company’s annual meeting of shareholders.  The amendment increases the number of shares authorized for issuance under the 2014 Stock Incentive Plan by 3,100,000. The material terms of the 2014 Stock Incentive Plan, as amended, are described in the Company’s definitive proxy statement, dated April 5, 2019, under the heading “Item 4 — Amendment to The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan”, which is incorporated herein by reference.

The 2014 Stock Incentive Plan, as amended, is filed as Exhibit 10.1 hereto.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 22, 2019. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement, dated April 5, 2019.  Below are the final voting results.

Item 1 — Election of Directors

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Alan L. Beller	202,608,903	4,087,943	469,195	30,189,362
Janet M. Dolan	198,261,325	8,502,739	401,977	30,189,362
Patricia L. Higgins	202,859,303	3,884,548	422,190	30,189,362
William J. Kane	205,794,890	909,774	461,377	30,189,362
Clarence Otis Jr.	199,890,654	6,817,504	457,883	30,189,362
Philip T. Ruegger III	201,517,313	5,175,834	472,894	30,189,362
Todd C. Schermerhorn	205,792,041	894,378	479,622	30,189,362
Alan D. Schnitzer	197,466,430	8,525,999	1,173,612	30,189,362
Donald J. Shepard	201,351,865	5,352,026	462,150	30,189,362
Laurie J. Thomsen	199,473,058	7,268,929	424,054	30,189,362

Following the Company’s annual meeting of shareholders, the independent members of the Board of Directors (the “Board”) of the Company elected Mr. Todd C. Schermerhorn to serve as the Company’s independent Lead Director. In addition, the Board appointed Mr. Philip T. Ruegger III to serve as Chair of the Nominating and Governance Committee of the Board. Mr. Schermerhorn and Mr. Ruegger replace Mr. John Dasburg and Mr. Kenneth Duberstein, respectively. Mr. Dasburg and Mr. Duberstein each retired from the Board effective as of the Company’s annual meeting of shareholders.

Item 2 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
230,640,729	6,234,857	479,817	0

Item 3 — Non-Binding Vote to Approve Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
194,424,876	11,756,333	984,832	30,189,362

Item 4 — Amendment to The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
196,466,870	9,880,260	818,911	30,189,362

Item 5 — Shareholder Proposal Relating to a Diversity Report, Including EEOC Data

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
104,285,749	100,553,963	2,326,329	30,189,362

Item 9.01 Financial Statements and Exhibits.

(d)                       Exhibits.

Exhibit No.	Description

10.1	The Travelers Companies, Inc. Amended and Restated 2014 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2019	THE TRAVELERS COMPANIES, INC.

	By:	/s/ Christine K. Kalla
	Name:	Christine K. Kalla
	Title:	Executive Vice President and General Counsel